UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 17, 2011

SOUTHERN CALIFORNIA EDISON COMPANY
(Exact name of registrant as specified in its charter)

CALIFORNIA	001-2313	95-1240335
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2244 Walnut Grove Avenue
(P.O. Box 800)
Rosemead, California  91770
(Address of principal executive offices, including zip code)

626-302-1212
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01           Other Events

On November 17, 2011, SCE agreed to sell $250,000,000 principal amount of its 3.90% First and Refunding Mortgage Bonds, Series 2011E, Due 2041.  For further information concerning the bonds, refer to the exhibits attached to this report.

Item 9.01           Financial Statements and Exhibits

(c)           Exhibits

See the Exhibit Index below.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN CALIFORNIA EDISON COMPANY (Registrant)
/s/ CHRIS C. DOMINSKI _______________________________________ CHRIS C. DOMINSKI Vice President and Controller

Date:  November 21, 2011

EXHIBIT INDEX

Exhibit No.	Description
1	Underwriting Agreement dated as of November 17, 2011
4.1	One Hundred Twenty-Seventh Supplemental Indenture dated as of November 18, 2011
4.2	Certificate as to Actions Taken by Officer of Southern California Edison Company, dated as of November 17, 2011
5	Opinion of Counsel
12.1	Statement re Computation of Ratios of Earnings to Combined Fixed Charges and Preferred Equity Dividends
12.2	Statement re Computation of Ratios of Earnings to Fixed Charges